UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): March 2, 2006

INSIGHTFUL CORP

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-020992

DE	04-2842217
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1700 Westlake Ave. N., Suite 500, Seattle, WA 98109

(Address of Principal Executive Offices, Including Zip Code)

(206) 802-2365

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 2, 2006, Insightful Corporation issued a press release announcing its financial results for the year and quarter ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01(c).	Financial Statements and Exhibits

99.1	Press Release dated March 2, 2006, announcing Insightful Corporation’s financial results for the year and quarter ended December 31, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORP

Date: March 2, 2006	By:	/s/ Kenneth J. Moyle, Jr.
Kenneth J. Moyle, Jr. General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

EX-99.1	Press release dated March 2, 2006 announcing Insightful Corporation financial results for the year and quarter ended December 31, 2005.